EXHIBIT 10.106

FOURTH AMENDED AND RESTATED
REVOLVING PROMISSORY NOTE

$4,500,000	McLean, Virginia June 20, 2003

     FOR VALUE RECEIVED, VERSAR, INC., a corporation organized under the laws of the State of Delaware (“Versar”), GEOMET TECHNOLOGIES, LLC, a limited liability company organized under the laws of the State of Maryland (formerly known as “Geomet Technologies, Inc.”) (“Geomet”), VERSAR ENVIRONMENTAL COMPANY, a corporation organized under the laws of the Commonwealth of Pennsylvania, and VERSAR GLOBAL SOLUTIONS, INC., a corporation organized under the laws of the Commonwealth of Virginia (the “Borrowers”, and each individually, a “Borrower”), jointly and severally, promise to pay to the order of BANK OF AMERICA, N.A., a national banking association, its successors and assigns (the “Lender”), the principal sum of FOUR MILLION FIVE HUNDRED THOUSAND DOLLARS ($4,500,000) (the “Principal Sum”), or so much thereof as has been or may be advanced or readvanced to or for the account of the Borrowers pursuant to the terms and conditions of the Financing Agreement (as hereinafter defined), together with interest thereon at the rate or rates hereinafter provided, in accordance with the following:

          1. Interest. Amounts outstanding under this Note shall bear interest from the date hereof until repaid in full at the interest rate per year equal to the Prim Rate plus two (2) percentage points. The “Prime Rate” is the rate of interest publicly announced from time to time by the Lender as its Prime Rate. The Prime Rate is set by the Lender based on various factors, including the Lender’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans. The Lender may price loans to its customers at, above, or below the Prime Rate. Any change in the Prime Rate shall take effect at the opening of business on the day specified in the public announcement of a change in the Lender’s Prime Rate. The Prime Rate is not necessarily the lowest rate charged by Lender on its loans and is set by Lender in its sole discretion. If the Prime Rate becomes unavailable during the term of this loan, Lender may designate a substitute rate after notifying Borrower. Lender will tell Borrower the current Prime Rate upon Borrower’s request.

     2. Payments and Maturity. The unpaid Principal Sum, together with interest thereon at the rate or rates provided above, shall be payable as follows:

          (a) Interest only on the unpaid Principal Sum shall be due and payable monthly, commencing July 1, 2003, and on the first day of each month thereafter to maturity; and

          (b) Unless sooner paid, the unpaid Principal Sum, together with interest accrued and unpaid thereon, shall be due and payable in full on September 30, 2003.

     The fact that the balance hereunder may be reduced to zero from time to time pursuant to the Financing Agreement will not affect the continuing validity of this Note or the Financing Agreement, and the balance may be increased to the Principal Sum after any such reduction to zero.

     3. Default Interest. Upon the occurrence of an Event of Default (as hereinafter defined), the unpaid Principal Sum shall bear interest thereafter at The Post-Default Rate.

     4. Late Charges. If the Borrowers shall fail to make any payment under the terms of this Note within ten (10) days after the date such payment is due, the Borrowers shall pay to the Lender on demand a late charge equal to five percent (5%) of such payment.

     5. Application and Place of Payments. All payments, made on account of this Note shall be applied first to the payment of any late charge then due hereunder, second to the payment of accrued and unpaid interest then due hereunder, and the remainder, if any, shall be applied to the unpaid Principal Sum. All payments on account of this Note shall be paid in lawful money of the United States of America in immediately available funds during regular business hours of the Lender at its principal office in McLean, Virginia or at such other times and places as the Lender may at any time and from time to time designate in writing to the Borrowers. The Lender is authorized to deduct any payment (including payments of principal and/or interest as above provided) from the Borrowers’ Account Number 4113103748 on or after the date the payment is due; provided, however, that such authorization shall not be deemed to relieve the Borrowers from their joint and several obligation to make such payment when it is due.

     6. Prepayment. The Borrowers may prepay the Principal Sum in whole or in part without premium or penalty.

     7. Financing Agreement and Other Financing Documents. This Note is the “Revolving Credit Note” described in that certain Amended and Restated Financing and Security Agreement dated as of December 31, 2001 by and among the Borrowers and the Lender (as thereafter amended, modified, restated, substituted, extended and renewed at any time and from time to time, is hereinafter called the “Financing Agreement”). The indebtedness evidenced by this Note is included within the meaning of the term “Obligations” as defined in the Financing Agreement. This Note decreases, amends and restates in its entirety that certain Third Amended and Restated Revolving Promissory Note in the maximum principal amount of Five Million Dollars ($5,000,000) dated as of May 14, 2003 (the “Prior Note”) jointly and severally from the Borrowers in favor of the Lender. It is expressly understood and agreed that the indebtedness evidenced by the Prior Note has not been extinguished or discharged hereby. The Borrowers and the Lender agree that the execution of this Note is not intended and shall not cause or result in a novation with regard to the Prior Note. The term “Financing Documents” as used in this Note, shall mean collectively this Note, each Acquisition Note, the Financing Agreement and any other instrument, agreement, or document previously, simultaneously, or hereafter executed and delivered by any of the Borrowers and/or any other person, singularly or jointly with any other person, evidencing, securing, guaranteeing, or in connection with the Principal Sum, this Note and/or the Financing Agreement.

     8. Security. This Note is secured as provided in the Financing Agreement.

     9. Events of Default. The occurrence of any one or more of the following events shall constitute an event of default (individually, an “Event of Default” and collectively, the “Events of Default”) under the terms of this Note:

          (a) The failure of the Borrowers to pay to the Lender within five (5) days of when due any and all amounts payable by the Borrowers to the Lender under the terms of this Note; or

          (b) The occurrence of an event of default (as defined therein) under the terms and conditions of any of the other Financing Documents.

     10. Remedies. Upon the occurrence of an Event of Default, at the option of the Lender, all amounts payable by the Borrowers to the Lender under the terms of this Note shall immediately become due and payable by the Borrowers to the Lender without notice to the Borrowers or any other person, and the Lender shall have all of the rights, powers, and remedies available under the terms of this Note, any of the other Financing Documents and all applicable laws. The Borrowers and all endorsers, guarantors, and other parties who may now or in the future be primarily or secondarily liable for the payment of the indebtedness evidenced by this Note hereby severally waive presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Note and expressly agree that this Note or any payment hereunder may be extended from time to time without in any way affecting the joint and several liability of the Borrowers, guarantors and endorsers.

     Until such time as the Lender is not committed to extend further credit to the Borrowers and all Obligations of the Borrowers to the Lender have been indefeasibly paid in full in cash, and subject to and not in limitation of the provisions set forth in the next following paragraph below, no Borrower shall have any right of subrogation (whether contractual, arising under the Bankruptcy Code or otherwise), reimbursement or contribution from any Borrower, or any guarantor nor any right of recourse to its security for any of the debts and obligations of any Borrower which are the subject of this Note. Except as otherwise expressly permitted by the Financing Agreement, any and all present and future debts and obligations of any other to any Borrower are hereby subordinated to the full payment and performance of all present and future debts and obligations to the Lender under this Note and the Financing Agreement and the Financing Documents, provided, however, notwithstanding anything set forth in this Note to the contrary, prior to the occurrence of a payment Default, the Borrowers shall be permitted to make payments on account of any of such present and future debts and obligations from time to time in accordance with the terms thereof.

     The Borrowers further agree that, if any payment made by the Borrowers, or any other person is applied to this Note and is at any time annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of any property hereafter securing this Note is required to be returned by the Lender to any Borrower, their estate, trustee, receiver or any other party, including, without limitation, such Borrower, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, such Borrower’s liability hereunder (and any lien, security interest or other collateral securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made, or, if prior thereto any such lien, security interest or other collateral hereafter securing such the Borrower’s liability hereunder shall have been released or terminated by virtue of such cancellation or surrender, this Note (and such lien, security interest or other collateral) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of such Borrower of the amount of such payment (or any lien, security interest or other collateral securing such obligation).

     The JOINT AND SEVERAL obligations of each Borrower under this Note shall be absolute, irrevocable and unconditional and shall remain in full force and effect until the outstanding principal of and interest on this Note and all other Obligations or amounts due hereunder and under the Financing Agreement and the Financing Documents shall have been indefeasibly paid in full in cash in accordance with the terms thereof and this Note shall have been canceled.

     11.     Expenses. The Borrowers jointly and severally promise to pay to the Lender on demand by the Lender all costs and expenses incurred by the Lender in connection with the collection and enforcement of this Note, including, without limitation, reasonable attorneys’ fees and expenses and all court costs.

     12.     Notices. Any notice, request, or demand to or upon the Borrowers or the Lender shall be deemed to have been properly given or made when delivered in accordance with Section 11.01 of the Financing Agreement.

     13.     Miscellaneous. Each right, power, and remedy of the Lender as provided for in this Note or any of the other Financing Documents, or now or hereafter existing under any applicable law or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Note or any of the other Financing Documents or now or hereafter existing under any applicable law, and the exercise or beginning of the exercise by the Lender of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by the Lender of any or all such other rights, powers, or remedies. No failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant, or agreement of this Note or any of the other Financing Documents, or to exercise any right, power, or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant, or agreement or of any such breach, or preclude the Lender from exercising any such right, power, or remedy at a later time or times. By accepting payment after the due date of any amount payable under the terms of this Note, the Lender shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under the terms of this Note or to declare an Event of Default for the failure to effect such prompt payment of any such other amount. No course of dealing or conduct shall be effective to amend, modify, waive, release, or change any provisions of this Note.

     14.     Partial Invalidity. In the event any provision of this Note (or any part of any provision) is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note; but this Note shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had not been contained in this Note, but only to the extent it is invalid, illegal, or unenforceable.

     15.     Captions. The captions herein set forth are for convenience only and shall not be deemed to define, limit, or describe the scope or intent of this Note.

     16.     Applicable Law. Each Borrower acknowledges and agrees that this Note shall be governed by the laws of the Commonwealth of Virginia, even though for the convenience and at the request of the Borrowers, this Note may be executed elsewhere.

     17.     WAIVER OF TRIAL BY JURY. EACH BORROWER HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH EITHER BORROWER AND THE LENDER MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS NOTE OR (B) THE FINANCING DOCUMENTS. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS

OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS NOTE.

     THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY EACH BORROWER, AND EACH BORROWER HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. EACH BORROWER FURTHER REPRESENTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

     18.     ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF THIS NOTE OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR ARBITRATION OF COMMERCIAL DISPUTES OF ENDISPUTE, INC., D/B/A J.A.M.S./ENDISPUTE (“J.A.M.S.”) AND THE “SPECIAL RULES” SET FORTH BELOW. IN THE EVENT OF AN INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION.

ANY PARTY TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT MAY BRING ANY ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS NOTE RELATES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

     (A)  SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN FAIRFAX COUNTY, VIRGINIA AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR. IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN NINETY (90) DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCING OF SUCH HEARING FOR AN ADDITIONAL SIXTY (60) DAYS.

     (B)  RESERVATION OF RIGHTS. NOTHING IN THIS NOTE SHALL BE DEEMED TO: (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS INSTRUMENT, AGREEMENT OR DOCUMENT; OR (II) BE A WAIVER BY THE LENDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. §91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE LENDER: (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SET OFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR

     (C)  TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. NEITHER THE EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF ANY ACTION FOR FORECLOSURE OR FOR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

[SIGNATURES BEGIN ON THE FOLLOWING PAGE]

     IN WITNESS WHEREOF, the Borrowers have caused this Note to be executed under seal by their duly authorized officers as of the date first written above.

WITNESS/ATTEST:	VERSAR, INC.

/S/ May Tom	By:	/S/ Lawrence W. Sinnott	(SEAL)

Name: Lawrence W. Sinnott
Title: Sr. Vice Pres. & CFO

WITNESS/ATTEST:	GEOMET TECHNOLOGIES, LLC

/S/ May Tom	By:	/S/ Lawrence W. Sinnott	(SEAL)

Name: Lawrence W. Sinnott
Title: Vice President

WITNESS/ATTEST:	VERSAR ENVIRONMENTAL COMPANY

/S/ May Tom	By:	/S/ Lawrence W. Sinnott	(SEAL)

Name: Lawrence W. Sinnott
Title: Vice President

WITNESS/ATTEST:	VERSAR GLOBAL SOLUTIONS, INC.

/S/ May Tom	By:	/S/ Lawrence W. Sinnott	(SEAL)

Name: Lawrence W. Sinnott
Title: Vice President

119